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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                    -----------------------------------------
         Date of Report (Date of earliest event reported): July 22, 2004


                       PENNSYLVANIA COMMERCE BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Pennsylvania                 333-78445              25-1834776
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(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)       file number)         Identification No.)



                100 Senate Avenue, Camp Hill, Pennsylvania 17011
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               (Address of Principal Executive Offices) (zip code)



                                 (717) 975-5630
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                     (Telephone number, including area code)




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Item 9.  Information to Be Included in the Report

         On July 22, 2004, Pennsylvania Commerce Bancorp, Inc. issued a press release reporting that it intends to file a registration statement with the Securities and Exchange Commission for a proposed offering of approximately 500,000 shares of its common stock, subject to market and other conditions. The Company also expects to grant the underwriters of the proposed offering an option to purchase up to an additional 75,000 shares to cover over-allotments, if any.

       A copy of the press release is attached as Exhibit 99 to this report.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Pennsylvania Commerce Bancorp, Inc.
                                   ---------------------------------------------
                                                     (Registrant)



         Date: July 22, 2004       /s/ Gary L. Nalbandian
                                   ---------------------------------------------
                                   Gary L. Nalbandian,
                                   Chairman and President

                                   /s/ Mark A. Zody
                                   ---------------------------------------------
                                   Mark A. Zody,
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit No.          DESCRIPTION
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    99               Press Release of Pennsylvania Commerce Bancorp, Inc. dated
                     July 22, 2004.



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